Other income	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Other income
11 Other income

	2019	2018	2017
Other income	200	8	540
Other income of EUR 200 million for 2019 includes a gain of EUR 101 million on pension plan amendments in the Netherlands following the move from a defined benefit plan to a defined contribution plan, as well as a book gain of EUR 70 million on the divestment of the business in Slovakia and Czech Republic. Refer to note 48 Business combinations for more details on this divestment.
Other income in 2017 of EUR 540 million mainly related to a book gain of EUR 231 million (USD 250 million) from the divestment of the payout annuity and the BOLI/COLI businesses in the Americas and a book gain of EUR 208 million on the sale of the Unirobe Meeùs Groep. Furthermore, a release of an expense reserve of EUR 82 million (GBP 71 million) was recorded that was embedded in the liabilities for insurance contracts following the completion of the Part VII transfer to Rothesay Life. Also EUR 17 million

(GBP 14 million) related to the completion of the Part VII transfer of annuities reinsured to Legal & General in 2016 was included. An insurance business transfer scheme under Part VII of the United Kingdom Financial Services and Markets Act 2000 allows an insurer to transfer policies as at a fixed time and date to another insurer, along with related contracts with other parties. For more details refer to note 48 Business combinations.